                 AmeriCredit Automobile Receivables Trust 2000-1
                      Class A-1 6.757 % Asset Backed Notes
                       Class A-2 6.700% Asset Backed Notes
                      Class A-3 6.740 % Asset Backed Notes
                       Class B 7.160 % Asset Backed Notes
                       Class C 7.440 % Asset Backed Notes
                       Class D 8.220 % Asset Backed Notes
                       Class E 10.680 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-1, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and The Chase Manhattan Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 2, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

--------------------------------------------------
MONTHLY PERIOD BEGINNING:              03/01/2001
MONTHLY PERIOD ENDING:                 03/31/2001
PREV. DISTRIBUTION/CLOSE DATE:         03/05/2001
DISTRIBUTION DATE:                     04/05/2001
DAYS OF INTEREST FOR PERIOD:                   31
DAYS IN COLLECTION PERIOD:                     31
MONTHS SEASONED:                                5
--------------------------------------------------
-------------------------------------------------------------------------------------
                                                                        ORIGINAL
        PURCHASES           UNITS    CUT-OFF DATE   CLOSING DATE      POOL BALANCE
-------------------------------------------------------------------------------------
INITIAL PURCHASE           35,097      11/02/2000     11/16/2000     $499,999,970

                       -------------------------------------------------------------
TOTAL                      35,097                                    $499,999,970
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

     {1}       Beginning of period Aggregate Principal Balance                                             {1}    $467,612,378
                                                                                                               ----------------

               Monthly Principal Amounts

                       {2}    Collections on Receivables outstanding at end of period   {2}        14,326,749
                                                                                            ------------------
                       {3}    Collections on Receivables paid off during period         {3}         4,391,800
                                                                                            ------------------
                       {4}    Receivables becoming Liquidated Receivables during period {4}         1,749,634
                                                                                            ------------------
                       {5}    Receivables becoming Purchased Receivables during period  {5}                 0
                                                                                            ------------------
                       {6}    Cram Down Losses occurring during period                  {6}                 0
                                                                                            ------------------
                       {7}    Other Receivables adjustments                             {7}            90,408
                                                                                            ------------------
                       {8}    Less amounts allocable to Interest                        {8}        (7,298,893)
                                                                                            ------------------

                       {9}   Total Monthly Principal Amounts                                               {9}      13,259,698
                                                                                                               ----------------

     {10}      End of period Aggregate Principal Balance                                                  {10}    $454,352,680
                                                                                                               ================

     {11}      Pool Factor                                                                                {11}     90.8705415%
                                                                                                               ================

------------------------------------------------------------------------------------------------------------------------------------
II.            MONTHLY PERIOD NOTE BALANCE CALCULATION:                   CLASS A-1     CLASS A-2      CLASS A-3        CLASS B
----------------------------------------------------------------------    ---------     ---------      ---------        -------
     {12}      Original Note Balance                             {12}    $80,000,000  $174,000,000   $119,250,000     $45,000,000
------------------------------------------------------------------------------------------------------------------------------------

     {13}      Beginning of period Note Balance                  {13}    $33,013,338  $174,000,000   $119,250,000     $45,000,000
                                                                      --------------------------------------------------------------

     {14}      Noteholders' Principal Distributable Amount       {14}     13,259,698             0              0               0
     {15}      Noteholders' Accelerated Principal Amount         {15}      2,551,551             0              0               0
     {16}      Aggregate Principal Parity Amount                 {16}              0             0              0               0
     {17}      Matured Principal Shortfall                       {17}
                                                                      --------------------------------------------------------------

     {18}      End of period Note Balance                        {18}    $17,202,089   $174,000,000   $119,250,000   $45,000,000
                                                                      ==============================================================

     {19}      Note Pool Factors                                 {19}     21.5026113%  100.0000000%   100.0000000%   100.0000000%
                                                                      ==============================================================

                                                                      --------------------------------------------------------------
                                                                         CLASS C          CLASS D        CLASS E           TOTAL
                                                                         -------          -------        -------
                                                                         $25,000,000   $25,000,000    $26,750,000    $495,000,000
                                                                      --------------------------------------------------------------

     {20}      Beginning of period Note Balance                  {20}    $25,000,000   $25,000,000    $26,750,000    $448,013,338
                                                                      --------------------------------------------------------------

     {21}      Noteholders' Principal Distributable Amount       {21}              0             0              0      13,259,698
     {22}      Noteholders' Accelerated Principal Amount         {22}              0             0              0       2,551,551
     {23}      Class E Accelerated Principal Amount              {23}                                           0               0
     {24}      Aggregate Principal Parity Amount                 {24}              0             0              0               0
     {25}      Matured Principal Shortfall                       {25}                                                           0
                                                                      --------------------------------------------------------------

     {26}      End of period Note Balance                        {26}    $25,000,000   $25,000,000    $26,750,000    $432,202,089
                                                                      ==============================================================

     {27}      Note Pool Factors                                 {27}    100.0000000%  100.0000000%   100.0000000%     87.3135533%
                                                                      ==============================================================


                                       1

------------------------------------------------------------------------------------------------------------------------------------
III.           CALCULATION OF STEP-DOWN AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {28}      Ending Pool Balance                                                       {28} $454,352,680
                                                                                             --------------
     {29}      Minus the Lesser of (Max of 7% of Ending Pool Balance or $7,500,000)
               or Beg Note Balance                                                       {29}  (31,804,688)
                                                                                             --------------
     {30}      Minus the Aggregate, Cumulative Amount paid to Class E Noteholders
               through prior period                                                      {30}            0
                                                                                             --------------
     {31}      Plus Specified Reserve Balance                                            {31}    5,000,000
                                                                                             --------------
     {32}      Required Pro Forma Note Balance                                           {32}                   427,547,992
                                                                                                           ----------------

     {33}      Beginning Note Balance                                                    {33}  448,013,338
                                                                                             --------------
     {34}      Total Monthly Principal Amount                                            {34}  (13,259,698)
                                                                                             --------------
     {35}      Pro-Forma Note Balance (Assuming 100% Pay-down)                          {35}                   434,753,640
                                                                                                           ----------------

     {36}      Step-Down amount (Excess of Required Pro-forma over Pro-forma Note
               Balance)                                                                  {36}                            $0
                                                                                                           ================

------------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {37}      Total Monthly Principal Amounts                                           {37}   $13,259,698
                                                                                              -------------
     {38}      Step-down Amount                                                          {38}             0
                                                                                              -------------
     {39}      Principal Distributable Amount                                            {39}                   $13,259,698
                                                                                                           ================

------------------------------------------------------------------------------------------------------------------------------------
V.             CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------
                                       BEGINNING         INTEREST       INTEREST                                       CALCULATED
                      CLASS          NOTE BALANCE       CARRYOVER         RATE        DAYS         DAYS BASIS           INTEREST
               ---------------------------------------------------------------------------------------------------------------------
     {40}           Class A - 1       $33,013,338            0          6.75700%       31        Actual days/360        $192,089
     {41}           Class A - 2       174,000,000            0          6.70000%       30            30/360             $971,500
     {42}           Class A - 3       119,250,000            0          6.74000%       30            30/360             $669,788
     {43}           Class B            45,000,000            0          7.16000%       30            30/360             $268,500
     {44}           Class C            25,000,000            0          7.44000%       30            30/360             $155,000
     {45}           Class D            25,000,000            0          8.22000%       30            30/360             $171,250
     {46}           Class E            26,750,000            0         10.68000%       30            30/360             $238,075
               ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FUNDS:
                       {47}         Collections on Receivables during period
                                    (net of Liquidation Proceeds)                        {47}   $18,718,549
                                                                                             --------------
                       {48}         Liquidation Proceeds collected during period         {48}       607,056
                                                                                             --------------
                       {49}         Purchase Amounts deposited in Collection  Account    {49}             0
                                                                                             --------------
                       {50}         Investment Earnings - Collection Account             {50}        45,305
                                                                                             --------------
                       {51}         Investment Earnings - Transfer From Reserve Account  {51}        21,922
                                                                                             --------------
                       {52}         Collection of Supplemental Servicing -
                                    Extension Fees                                       {52}        20,060
                                                                                             --------------
                       {53}         Collection of Supplemental Servicing - Repo and
                                    Recovery Fees Advanced                               {53}         6,413
                                                                                             --------------
                       {54}         Collection of Supplemental Servicing - Late Fees     {54}        70,006
                                                                                             --------------
                       {55}         Total Available Funds                                {55}                    19,489,311
                                                                                                           ----------------
               DISTRIBUTIONS:
                       {56}         Base Servicing Fee                                   {56}       876,773
                                                                                             --------------
                       {57}         Repo and Recovery Fees - reimbursed to Servicer      {57}         6,413
                                                                                             --------------
                       {58}         Bank Service Charges - reimbursed to Servicer        {58}         7,128
                                                                                             --------------
                       {59}         Late Fees - reimbursed to Servicer                   {59}        70,006
                                                                                             --------------
                       {60}         Extension Fees - reimbursed to Servicer              {60}        20,060
                                                                                             --------------
                       {61}         Overpayments - reimbursed to Servicer                {61}        31,480
                                                                                             --------------
                       {62}         Agent fees                                           {62}             0
                                                                                             --------------
                       {63}         Class A-1 Noteholders' Interest Distributable Amount {63}       192,089
                                                                                             --------------
                       {64}         Class A-2 Noteholders' Interest Distributable Amount {64}       971,500
                                                                                             --------------
                       {65}         Class A-3 Noteholders' Interest Distributable Amount {65}       669,788
                                                                                             --------------
                       {66}         Class A Noteholders' Principal Parity Amount or
                                    Matured Principal Shortfall                          {66}            0
                                                                                             --------------
                       {67}         Class B Noteholders' Interest Distributable Amount   {67}      268,500
                                                                                             --------------
                       {68}         Class B Noteholders' Principal Parity Amount or
                                    Matured Principal Shortfall                          {68}            0
                                                                                             --------------
                       {69}         Class C Noteholders' Interest Distributable Amount   {69}      155,000
                                                                                             --------------
                       {70}         Class C Noteholders' Principal Parity Amount or
                                    Matured Principal Shortfall                          {70}            0
                                                                                             --------------
                       {71}         Class D Noteholders' Interest Distributable Amount   {71}      171,250
                                                                                             --------------
                       {72}         Class D Noteholders' Principal Parity Amount or
                                    Matured Principal Shortfall                          {72}            0
                                                                                             --------------
                       {73}         Class E Noteholders' Interest Distributable Amount   {73}      238,075
                                                                                             --------------
                       {74}         Class E Noteholders' Principal Parity Amount or
                                    Matured Principal Shortfall                          {74}            0
                                                                                             --------------
                       {75}         Noteholders' Principal Distributable Amount          {75}   13,259,698
                                                                                             --------------
                       {76}         Total distributions (Prior to Reserve Account
                                    Deposit)                                             {76}                    16,937,760
                                                                                                           ----------------
                       {77}         Excess Available Funds                               {77}                     2,551,551
                                                                                                           ----------------
                       {78}         Reserve Account Withdrawal Amount                    {78}                             0
                                                                                                           ----------------
                       {79}         To the Reserve Account,  the Reserve Account Deposit {79}                             0
                                                                                                           ----------------
                       {80}         To the Noteholders, the  Accelerated Principal
                                    Amount (as calculated below)                         {80}                    (2,551,551)
                                                                                                           ----------------
                       {81}         To the Class E Noteholders,  until Class E Balance
                                    is zero                                              {81}                             0
                                                                                                           ----------------
                       {82}         To the Certificateholders,  the aggregate amount
                                    remaining                                            {82}                            $0
                                                                                                           ================


                                       2

------------------------------------------------------------------------------------------------------------------------------------
VII.           CALCULATION OF PRINCIPAL PARITY AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------
                                     (X)             (Y)            (I)                (II)
                                 CUMULATIVE          POOL        EXCESS OF       AVAILABLE FUNDS       LESSER OF
                      CLASS     NOTE BALANCE       BALANCE       (X) - (Y)         IN WATERFALL       (I) OR (II)
               ---------------------------------------------------------------------------------------------------
     {83}      Class A          $326,263,338    $454,352,680        $0           $16,644,074                $0
     {84}      Class B           371,263,338     454,352,680         0            16,375,574                 0
     {85}      Class C           396,263,338     454,352,680         0            16,220,574                 0
     {86}      Class D           421,263,338     454,352,680         0            16,049,324                 0
     {87}      Class E           448,013,338     454,352,680         0            15,811,249                 0
               --------------------------------------------------------------------------------------------------
     {88}      Total                                                                                        $0
               --------------------------------------------------------------------------------------------------
               ** Principal Parity Amount distributed as Noteholders Principal
Distributable in first three months of Trust

------------------------------------------------------------------------------------------------------------------------------------
VIII.          CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     {89}      Excess Available Funds                                                     {89}   $2,551,551
                                                                                              --------------
     {90}      Pro-Forma Note Balance (Calculated after Step-Down)                        {90}  434,753,640
                                                                                              --------------
     {91}      Required Pro Forma Note Balance                                            {91}  427,547,992
                                                                                              --------------
     {92}      Excess of Pro-Forma Balance over Required Pro-Forma Balance                {92}    7,205,648
                                                                                              --------------
     {93}      Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance                               $2,551,551
                                                                                                             ===============

------------------------------------------------------------------------------------------------------------------------------------
IX.            RECONCILIATION OF RESERVE ACCOUNT:                                                                 INITIAL
------------------------------------------------------------------------------------------------------------------------------------
     {94}      SPECIFIED RESERVE BALANCE                                                                         $5,000,000
----------------------------------------------------------------------------------------------------------------------------

     {95}      Beginning of period Reserve Account balance                                {95}                    $5,000,000
                                                                                                             ---------------

     {96}      The Reserve Account Deposit, from Collection Account                       {96}             0
                                                                                              ---------------
     {97}      Investment Earnings                                                        {97}        21,922
                                                                                              ---------------
     {98}      Investment Earnings - transferred to Collection Account Available Funds    {98}       (21,922)
                                                                                              ---------------
     {99}      Reserve Account Withdrawal Amount                                          {99}             0
                                                                                              ---------------

    {100}      End of period Reserve Account balance                                     {100}                    $5,000,000
                                                                                                             ===============

------------------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF TOTAL OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------------

    {101}      Aggregate Principal Balance                                               {101}  $454,352,680
                                                                                              ---------------
    {102}      End of Period Note Balance                                                {102}   432,202,089
                                                                                              ---------------
    {103}      Overcollateralization (Undercollateralization)                            {103}    22,150,591
                                                                                              ---------------
    {104}      Overcollateralization %                                                   {104}                         4.88%
                                                                                                             ===============

------------------------------------------------------------------------------------------------------------------------------------
XI.            MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               -------------------------------------
                                                                                                  CUMULATIVE         MONTHLY
                                                                                               -------------------------------------
    {105}      Original Number of Receivables                                            {105}         35,097
                                                                                               -------------------------------------
    {106}      Beginning of period number of Receivables                                 {106}              0         33,802
    {107}      Number of Receivables becoming Liquidated Receivables during period       {107}            269            122
    {108}      Number of Receivables becoming Purchased Receivables during period        {108}              0              0
    {109}      Number of Receivables paid off during period                              {109}          1,591            443
                                                                                               -------------------------------------
    {110}      End of period number of Receivables                                       {110}         33,237         33,237
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
XII.           STATISTICAL DATA:  (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                               -------------------------------------
                                                                                                 ORIGINAL   PREV. MONTH     CURRENT
                                                                                               -------------------------------------
    {111}      Weighted Average APR of the Receivables                                   {111}     19.21%      19.21%        19.21%
    {112}      Weighted Average Remaining Term of the Receivables                        {112}      59.00       55.21         54.33
    {113}      Weighted Average Original Term of Receivables                             {113}      62.00       62.00         62.00
    {114}      Average Receivable Balance                                                {114}    $14,246     $13,834       $13,670
    {115}      Net Losses in Period                                                      {115}         $0    $924,152    $1,142,578
    {116}      Aggregate Realized Losses                                                 {116}         $0  $1,103,147    $2,245,725
    {117}      Aggregate Realized Loss Percentage                                        {117}                 0.221%        0.449%
                                                                                               -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
XIII.          DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               -------------------------------------
               Receivables with Scheduled Payment delinquent                                      UNITS       DOLLARS     PERCENTAGE
                                                                                               ------------------------------------
                      {118}         31-60 days                                           {118}     2,099    $29,887,301      6.39%
                      {119}         61-90 days                                           {119}       446      6,419,749      1.37%
                      {120}         over 90 days                                         {120}       217      3,219,574      0.69%
                                                                                               ------------------------------------
                      {121}         Total                                                {121}     2,762    $39,526,624      8.45%
                                                                                               ------------------------------------


By:                                 /s/ Preston A. Miller
                                    ---------------------
Name:                               Preston A. Miller
                                    -----------------
Title:                              Executive Vice President and Treasurer
                                    --------------------------------------
Date:                               April 2, 2001
                                    -------------


                                       3